March 24, 2000



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of MFS Financial, Inc., we cordially invite you to attend the first Annual Meeting of Stockholders of the Company. The meeting will be held at 3:00 p.m., local time, on Wednesday, April 26, 2000, at the Company's main office, located at 110 E. Charles Street, Muncie, Indiana.

     An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon (i) the election of three directors of the Company and (ii) the ratification of the appointment of Olive LLP as the Company's auditors. In addition, the meeting will include management's report to you on our 1999 financial and operating performance.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

     Your Board of Directors and management are committed to the success of the Company and the enhancement of the value of your investment. As President, I want to express my appreciation for your confidence and support.

                                             Very truly yours,




                                             R. Donn Roberts
                                             President and Chief
                                              Executive Officer

                               MFS FINANCIAL, INC.
                              110 E. Charles Street
                           Muncie, Indiana 47305-2400
                                 (765) 747-2800




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 26, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MFS
Financial, Inc. will be held as follows:

TIME................................. 3:00 p.m. local time
DATE................................. Wednesday, April 26, 2000
PLACE................................ 110 E. Charles Street, Muncie, Indiana
ITEMS OF BUSINESS.................... (1)     To elect three directors, each for
                                              a term of three years.

                                      (2)     To  ratify  the   appointment  of
                                              Olive   LLP  as   the   Company's
                                              independent   auditors   for  the
                                              fiscal year ending  December  31,
                                              2000.

                                      (3)     To  transact  any other  business
                                              that may properly come before the
                                              meeting  and any  adjournment  or
                                              postponement of the meeting.
RECORD DATE.......................... Holders of record of the Company's common stock at the close of business on March 1,
                                      2000 will be entitled to vote at the
                                      meeting or any adjournment of the meeting.
ANNUAL REPORT........................ The Company's Annual Report to
                                      Stockholders is enclosed.
PROXY VOTING......................... It is important that your shares be represented and voted at the meeting.
                                      You can vote your shares by completing and
                                      returning the enclosed proxy card.
                                      REGARDLESS OF THE NUMBER OF SHARES YOU
                                      OWN, YOUR VOTE IS VERY IMPORTANT.  PLEASE
                                      ACT TODAy.


                                       BY ORDER OF THE BOARD OF DIRECTORS




                                       R. DONN ROBERTS
                                       President and Chief Executive Officer


Muncie, Indiana
March 24, 2000

                               MFS FINANCIAL, INC.
                              110 E. Charles Street
                           Muncie, Indiana 47305-2400
                                 (765) 747-2800

                  --------------------------------------------


                                 PROXY STATEMENT

                  --------------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 26, 2000


                                TABLE OF CONTENTS

                                                                                                               PAGE

INTRODUCTION......................................................................................................1

INFORMATION ABOUT THE ANNUAL MEETING..............................................................................1
         What is the purpose of the annual meeting?...............................................................1
         Who is entitled to vote?.................................................................................2
         What if my shares are held in "street name" by a broker?.................................................2
         What if my shares are held in the Bank's employee stock ownership plan?..................................2
         How many shares must be present to hold the meeting?.....................................................2
         What if a quorum is not present at the meeting?..........................................................2
         How do I vote?...........................................................................................2
         Can I change my vote after I submit my proxy?............................................................2
         How does the Board of Directors recommend I vote on the proposals?.......................................3
         What if I do not specify how my shares are to be voted?..................................................3
         Will any other business be conducted at the meeting?.....................................................3
         How many votes are required to elect the director nominees?..............................................3
         What happens if a nominee is unable to stand for election?...............................................3
         How many votes are required to ratify the appointment of the Company's independent auditors?.............3
         How will abstentions be treated?.........................................................................3
         How will broker non-votes be treated?....................................................................4

STOCK OWNERSHIP...................................................................................................4
         Stock Ownership of Significant Stockholders, Directors and Executive Officers............................4
         Section 16(a) Beneficial Ownership Reporting Compliance..................................................5

PROPOSAL 1 - ELECTION OF DIRECTORS................................................................................5
         General  ................................................................................................5
         Nominees ................................................................................................5
         Board of Directors' Meetings and Committees..............................................................7
         Directors' Compensation..................................................................................7
         Summary Compensation Table...............................................................................8
         Supplemental Executive Retirement Program................................................................9
         Executive Deferral Program...............................................................................9
         Employment Agreements....................................................................................9
         Compensation Committee Interlocks and Insider Participation.............................................10
         Compensation Committee Report on Executive Compensation.................................................10
         Loans and Other Transactions with Officers and Directors................................................11
         Stock Performance Graph.................................................................................11

                                                         i





PROPOSAL 2 -- AUDITORS...........................................................................................11

OTHER MATTERS....................................................................................................11

ADDITIONAL INFORMATION...........................................................................................11
         Proxy Solicitation Costs................................................................................11
         Stockholder Proposals for 2001 Annual Meeting...........................................................12



                               MFS FINANCIAL, INC.
                              110 E. Charles Street
                           Muncie, Indiana 47305-2400
                                 (765) 747-2800


                  --------------------------------------------


                                 PROXY STATEMENT

                  --------------------------------------------



                                  INTRODUCTION

     The Board of Directors of MFS Financial, Inc. is using this proxy statement to solicit proxies from the holders of the Company's common stock for use at the Company's upcoming Annual Meeting of Stockholders. The meeting will be held on Wednesday, April 26, 2000 at 3:00 p.m., local time, at the Company's main office, located at 110 E. Charles Street, Muncie, Indiana. At the meeting, stockholders will be asked to vote on two proposals: (1) the election of three directors of the Company, each to serve for a term of three years; and (2) the ratification of the appointment of Olive LLP as the Company's independent auditors for the fiscal year ending December 31, 2000. These proposals are described in more detail below. Stockholders also will consider any other matters that may properly come before the meeting, although the Board of Directors knows of no other business to be presented. Some of the information in this proxy statement relates to Mutual Federal Savings Bank, a wholly owned subsidiary of the Company. Mutual Federal is referred to as the "Bank."

     By submitting your proxy, you authorize the Company's Board of Directors to represent you and vote your shares at the meeting in accordance with your instructions. The Board also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the meeting.

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999, which includes the Company's annual financial statements, is enclosed. Although the Annual Report is being mailed to stockholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated into this proxy statement by reference.

     This proxy statement and the accompanying materials are being mailed to stockholders on or about March 24, 2000.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.


                      INFORMATION ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the annual meeting, stockholders will be asked to vote on the following proposals:

       Proposal 1.       Election of three directors of the Company, each for a
                         term of three years; and

       Proposal 2.       Ratification  of the  appointment of Olive LLP as the
                         Company's independent auditors for the fiscal year ending December 31, 2000.

The stockholders also will act on any other business that may properly come before the meeting. Members of our management team will be present at the meeting to respond to your questions.

WHO IS ENTITLED TO VOTE?

     The record date for the meeting is March 1, 2000. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting. The only class of stock entitled to be voted at the meeting is the Company's common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were 5,819,611 shares of common stock outstanding.

WHAT IF MY SHARES ARE HELD IN "STREET NAME" BY A BROKER?

     If your shares are held in "street name" by a broker, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote your shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, your shares will be treated as "broker non-votes." Proposals 1 and 2 are both expected to be considered "discretionary" items.

WHAT IF MY SHARES ARE HELD IN THE BANK'S EMPLOYEE STOCK OWNERSHIP PLAN?

     If you are a participant in the Bank's Employee Stock Ownership Plan, the plan trustee is required to vote the shares allocated to your account under the plan in accordance with your instructions. If you do not instruct the trustee how to vote your allocated shares, the trustee may vote your allocated shares in its sole discretion. The trustee must vote the unallocated shares in the same proportion as it is instructed to vote the allocated shares. For example, if on a particular proposal the trustee were instructed to vote 60% of the allocated shares "FOR," 35% of the allocated shares "AGAINST" and 5% of the allocated shares "ABSTAIN," the trustee would vote 60% of the unallocated shares "FOR," 35% of the unallocated shares "AGAINST" and 5% of the unallocated shares "ABSTAIN."

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

     A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of at least one-third of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

WHAT IF A QUORUM IS NOT PRESENT AT THE MEETING?

     If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. An adjournment will have no effect on the business that may be conducted at the meeting.

HOW DO I VOTE?

     1. YOU MAY VOTE BY MAIL. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions.

     2. YOU MAY VOTE IN PERSON AT THE MEETING. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. Note, however, that if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy from the holder of your shares indicating that you were the beneficial owner of those shares on March 1, 2000, the record date for voting at the meeting. You are encouraged to vote by proxy prior to the meeting even if you plan to attend the meeting.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

     Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

     o    signing another proxy with a later date;

     o giving written notice of the revocation of your proxy to the Company's Secretary prior to the annual meeting; or o voting in person at the annual meeting. Your proxy will not be automatically revoked by your mere attendance at the meeting; you must actually vote at the meeting to revoke a prior proxy.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

         Your Board recommends that you vote:

     o    FOR election of the three nominees to the Board of Directors; and
     o FOR ratification of the appointment of Olive LLP as the Company's independent auditors.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

     If you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:

     o    FOR election of the three nominees to the Board of Directors; and
     o FOR ratification of the appointment of Olive LLP as the Company's independent auditors.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE MEETING?

     The Board of Directors knows of no other business that will be presented at the meeting. If, however, any other proposal properly comes before the stockholders for a vote at the meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

HOW MANY VOTES ARE REQUIRED TO ELECT THE DIRECTOR NOMINEES?

     The affirmative vote of a plurality of the votes cast at the meeting is required to elect the three nominees as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other persons nominated for election. No persons have been nominated for election other than the three nominees named in this proxy statement. If you vote "Withheld" with respect to the election of one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR ELECTION?

     If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee unless you have withheld authority to vote for the nominee replaced.

HOW MANY VOTES ARE REQUIRED TO RATIFY THE APPOINTMENT OF THE COMPANY'S INDEPENDENT AUDITORS?

     The ratification of the appointment of Olive LLP as the Company's independent auditors requires the affirmative vote of a majority of the votes cast on the matter.

HOW WILL ABSTENTIONS BE TREATED?

     If you abstain from voting, your shares will still be included for purposes of determining whether a quorum is present. Because directors will be elected by a plurality of the votes cast, abstaining is not offered as a voting option for Proposal 1. If you abstain from voting on Proposal 2, the ratification of the appointment of Olive LLP as the Company's independent auditors, your shares will not be included in the number of shares voting on the proposal and, consequently, your abstention will have no effect on the proposal.

HOW WILL BROKER NON-VOTES BE TREATED?

     Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum but will not be counted as votes cast. Consequently, broker non-votes will have no effect on Proposal 1 or Proposal 2. If, as expected, Proposals 1 and 2 are considered "discretionary items," there will be no broker non-votes on these proposals.

                                 STOCK OWNERSHIP

STOCK OWNERSHIP OF SIGNIFICANT STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table shows, as of March 1, 2000, the beneficial ownership of the Company's common stock by:

     o any persons or entities known by management to beneficially own more than five percent of the outstanding shares of Company common stock;

     o    each director and director nominee of the Company;

     o each officer of the Company and the Bank named in the "Summary Compensation Table" appearing below; and

     o all of the executive officers and directors of the Company and the Bank as a group.

     The address of each of the beneficial owners, except where otherwise indicated, is the same address as the Company's. As of March 1, 2000, there were 5,819,611 shares of Company common stock issued and outstanding.


                                                                                                       Percent of
                                                                               Beneficial             Common Stock
                    Name of Beneficial Owner                                    Ownership              Outstanding
-----------------------------------------------------------------        -----------------------   -------------------
SIGNIFICANT STOCKHOLDER
Mutual Federal Savings Bank                                                     465,568                   7.99%
Employee Stock Ownership Plan(1)
110 E. Charles Street
Muncie, Indiana 47305-2400

DIRECTORS AND EXECUTIVE OFFICERS(2)
Wilbur R. Davis, Director and Chairman of the Board                              40,000                    .69
Julie A. Skinner, Director and Vice Chairman of the Board                        40,000                    .69
R. Donn Roberts, Director, President and Chief Executive                         41,827                    .72
 Officer
Linn A. Crull, Director                                                          40,000                    .69
Edward J. Dobrow, Director                                                       42,000                    .72
William V. Hughes, Director                                                      20,000                    .34
James D. Rosema, Director                                                        40,000                    .69
Steven R. Campbell, Senior Vice President of the Retail                           5,619                    .09
 Banking Division
Timothy J. McArdle, Senior Vice President, Treasurer and                         43,587                    .75
 Controller
Stephen C. Selby, Senior Vice President of the                                    5,576                    .09
 Operations Division
All executive officers and directors as a group (11 persons)                    324,038                   5.57%

                                       4


(1) Represents shares held by the Mutual Federal Savings Bank Employee Stock Ownership Plan ("ESOP"), 20,589 of which have been allocated to accounts of the ESOP participants. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to participant accounts. Participants are entitled to instruct the trustee as to the voting of shares allocated to their accounts. For each issue voted upon by the Company's stockholders, the unallocated shares held by the ESOP are voted by the ESOP trustee in the same proportion as the trustee is instructed by participants to vote the allocated shares. Allocated shares as to which the ESOP trustee receives no voting instructions are voted by the trustee in its discretion.

(2) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by members of the individual's or group member's family, or held by trusts of which the individual or group member is a trustee or substantial beneficiary, with respect to which shares the individual or group member may be deemed to have sole or shared voting and/or investment powers.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, to report to the SEC their initial ownership of the Company's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and the Company is required to disclose in this proxy statement any late filings or failures to file.

     To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1999, all
Section 16(a) filing requirements applicable to the Company's executive officers and directors during 1999 were met.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

GENERAL

     The Company's Board of Directors consists of seven directors divided into three classes. Directors in each class are elected to serve for three-year terms that expire in successive years. The term of one of the classes of the Company's directors will expire at the annual meeting.

NOMINEES

     The Company has nominated William V. Hughes, R. Donn Roberts and James D. Rosema for election as directors for three-year terms expiring at the annual meeting of stockholders to be held in 2003. Each nominee currently serves as a director of the Company and the Bank. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee, unless you have withheld authority to vote for the nominee replaced.

     The affirmative vote of a plurality of the votes cast at the meeting is required to elect the three nominees as directors. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

     The following tables set forth, with respect to each nominee and each continuing director, his or her name and age, the year in which he or she first became a director of the Bank, and his or her principal occupation and business experience during the past five years. Each director has served as a director of the Company since its formation in 1999.


                NOMINEES FOR ELECTION AS DIRECTORS FOR THREE-YEAR
                    TERMS EXPIRING AT THE 2003 ANNUAL MEETING



        Director, Year First                                        Principal Occupation and
       Became Director of Bank         Age                             Business Experience
---------------------------------------------------------------------------------------------------------------------
William V. Hughes, 1999                52    Partner in the law firm of Beasley & Gilkison, L.L.P., Muncie,
                                             Indiana, since 1977, which serves as general counsel to the Bank;
                                             advisory director to the Bank from January 1995 to April 1999.
R. Donn Roberts, 1985                  61    President and Chief Executive Officer of the Company since its formation in 1999, and President and Chief Executive Officer of the
                                             Bank since 1985.  Employed by the Bank in various other capacities since 1965.
James D. Rosema, 1998                  53    President of Rosema Corporation since 1972, an interior finishing company located in Muncie and Fort Wayne, Indiana.



                                       DIRECTORS CONTINUING IN OFFICE WHOSE
                                      TERMS EXPIRE AT THE 2001 ANNUAL MEETING

        Director, Year First                                        Principal Occupation and
       Became Director of Bank         Age                             Business Experience
---------------------------------------------------------------------------------------------------------------------
Edward J. Dobrow, 1988                 52    President of Dobrow Industries since 1981, a scrap metal processing company located in Muncie, Indiana.
Julie A. Skinner, 1986                 59    Vice Chairman of the Boards of Directors of the Company and the
                                             Bank; civic leader; co-founder of Muncie Children's Museum; member of Delaware Advancement Committee and Community Foundation
                                             Board; active in many other civic organizations.



                                       DIRECTORS CONTINUING IN OFFICE WHOSE
                                      TERMS EXPIRE AT THE 2002 ANNUAL MEETING

        Director, Year First                                        Principal Occupation and
       Became Director of Bank         Age                             Business Experience
---------------------------------------------------------------------------------------------------------------------
Linn A. Crull, 1997                    44    Certified Public Accountant; member of the accounting firm of
                                             Whitinger & Company, Muncie, Indiana, since 1979.
Wilbur R. Davis, 1991                  45    Chairman of the Boards of Directors of the Company and the Bank;
                                             President and co-founder of Ontario Systems Corporation, a computer software company located in Muncie, Indiana, since 1980.


BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     BOARD AND COMMITTEE MEETINGS OF THE COMPANY. Meetings of the Company's Board of Directors are generally held on a quarterly basis. The Company's Board of Directors held one meeting during fiscal 1999, which every director attended except Director Dobrow, who was excused from the meeting. The Board of Directors of the Company has standing Audit/Compliance and Finance committees.

     The Audit/Compliance Committee is comprised of Directors Crull (Chairman), Davis, Dobrow, Hughes, Rosema and Skinner. The Audit/Compliance Committee meets quarterly or on an as needed basis. The Audit/Compliance Committee recommends the Company's independent auditors and reviews the audit report prepared by the independent auditors. This committee did not meet in 1999.

     The Finance Committee is comprised of the full board of directors with Director Dobrow as Chairman. The Finance Committee meets quarterly or on an as needed basis. The Finance Committee deals with large financial transactions such as mergers and acquisitions. This committee did not meet in 1999.

     The entire Board of Directors of the Company acts as the Nominating Committee for selecting nominees for election to the Board. The Nominating Committee generally meets once per year to make nominations. While the Nominating Committee will consider nominees recommended by stockholders, the Nominating Committee has not actively solicited such nominations.

     Pursuant to the Company's bylaws, nominations for election as directors by stockholders at an annual meeting must be made in writing and delivered to the Company's Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting date. If, however, the date of an annual meeting is advanced by more than 30 days or delayed by more than 60 days from the preceding year's annual meeting date, then nominations must be received by the Company no earlier than the 120th day prior to the meeting and no later than the 90th day prior to the meeting or the tenth day following the day on which notice of the date of meeting was mailed or public announcement of the date of the meeting was first made.

     BOARD AND COMMITTEE MEETINGS OF THE BANK. The Bank's Board of Directors generally meets two times per month. The Bank's Board of Directors met 23 times during fiscal 1999. During fiscal 1999, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served.

     The Bank has standing Audit/Compliance, Finance, and Marketing and Advertising Committees.

     The Audit/Compliance Committee is comprised of Directors Crull, Davis, Dobrow, Hughes, Rosema and Skinner. The Audit/Compliance Committee meets quarterly or on an as needed basis. The Audit/Compliance Committee recommends the Bank's independent auditors and reviews the audit report prepared by the independent auditors. This committee met four times in 1999.

     The Finance Committee is comprised of the full board of directors with Director Dobrow as Chairman. The Finance Committee meets quarterly or on an as needed basis. The Finance Committee deals with large financial transactions such as mergers and acquisitions. The committee also reviews and approves compensation and benefit program issues. This committee met ten times in 1999.

     The Marketing and Advertising Committee is comprised of Director Skinner (Chairman) and Directors Dobrow, Roberts and Vice President David W. Heeter. The Marketing and Advertising Committee meets on an as needed basis. This committee reviews major marketing and advertising programs and marketing research. This committee did not meet in 1999.

DIRECTORS' COMPENSATION

     Each director of the Company also is a director of the Bank. For fiscal 1999, for serving on the Bank's Board of Directors, each director received an annual fee of $22,200, except for Director Hughes, who became a director in

April 1999 and whose fee for fiscal 1999 was $16,650, and Director Roberts, who is not compensated for his service as a director. Prior to becoming a director, Director Hughes served as advisory director to the Bank, for which he received $1,800 in 1999. Effective January 1, 2000, the annual director fee was increased to $23,200. In addition to the annual director fee, the Chairman of the Board of Directors of the Bank receives $5,000 per year for serving as Chairman. Directors are not compensated for their service on the Company's Board of Directors.

     The Bank maintains deferred compensation arrangements with some directors which allows them to defer all or a portion of their board fees and receive income when they are no longer active directors. Deferred amounts earn interest at the rate of 10% per year.

SUMMARY COMPENSATION TABLE

     The Company has not paid any compensation to its executive officers since its formation. The Company does not anticipate paying any compensation to its officers until it becomes actively involved in the operation or acquisition of a business other than the Bank. The following table summarizes for the years indicated the compensation paid by the Bank to the Chief Executive Officer and the three other highest compensated executive officers of the Bank whose salary and bonus for 1999 exceeded $100,000.



                                                                                                   Long Term
                                                            Annual Compensation                Compensation Awards
                                                  -----------------------------------------  -----------------------
                                                                                   Other     Restricted
                                                                                  Annual       Stock                   All Other
                                        Fiscal                                 Compensation    Award       Options      Compen-
     Name and Principal Position         Year       Salary          Bonus         ($)(1)       ($)(2)       (#)(2)      sation
------------------------------------  ---------- -------------  ------------ --------------  ----------   ----------  ----------
R. Donn Roberts, President and           1999      $238,000       $67,459         ---           ---           ---       $130,422(3)
Chief Executive Officer                  1998       220,000        37,092         ---           ---           ---         67,680


Steven R. Campbell, Senior Vice          1999      $107,500       $26,870         ---           ---           ---       $ 49,815(3)
President of the Retail Banking          1998       102,000        11,353         ---           ---           ---         36,954
Division

Timothy J. McArdle, Senior Vice          1999      $101,500       $26,024         ---           ---           ---       $ 33,322(3)
President, Treasurer and Controller      1998        96,500        11,754         ---           ---           ---         27,303


Stephen C. Selby, Senior Vice            1999       $97,000       $22,077         ---           ---           ---       $ 30,489(3)
President of the Operations Division     1998        92,000        14,048         ---           ---           ---         21,721
-----------------

(1) The Bank provides certain senior officers with automobile expenses and club membership dues. This amount does not include personal benefits or perquisites which did not exceed the lesser of $50,000 or 10% of the named individual's salary and bonus.

(2) The Company does not currently have any stock option or restricted stock plans.

(3) Represents (i) amounts accrued under the Bank's Supplemental Executive Retirement Plan, (ii) matching contributions by the Bank under (except for Mr. Roberts) and earnings on amounts held in the Executive Deferral Program, (iii) matching contributions by the Bank under the Bank's 401(k) plan, (iv) term life insurance premiums paid by the Bank on behalf of the officers and (v) the values of the ESOP allocations for 1999 to the officers, as follows: $98,389, $9,087, $11,500, $3,374 and $8,072 for Mr.
     Roberts; $23,956, $10,290, $8,679, $851 and $6,039 for Mr. Campbell;
     $9,267, $9,805, $8,247, $275 and $5,728 for Mr. McArdle; and $8,169,
     $8,200, $8,101, $397 and $5,622 for Mr. Selby. Mr. Roberts does not receive matching contributions under the Executive Deferral Program. See "Executive Deferral Program" below.

                                        8

SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM

     The Bank maintains a non-qualified supplemental executive retirement program for the benefit of certain senior executives, including those named in the summary compensation table above. The payments under this program are funded by life insurance contracts which have been purchased by the Bank. The Bank provides for monthly accruals of specified amounts necessary to meet future benefit obligations for each executive. Accruals for 1999 are shown in footnote
(3) to the summary compensation table. Benefits are payable in monthly installments for a period of time upon the executive's retirement, death, voluntary resignation, or termination by the Bank without cause. If the employment of a participant is terminated as a result of a change in control of the Bank, the Bank must pay to the participant in a lump sum in cash the present value of the amount of all remaining contributions that would have been made if the participant continued with the Bank until retirement age. If the officers named in the compensation table had been terminated as a result of a change in control of the Bank as of December 31, 1999, the Bank would have been required to pay $374,166, $292,817, $221,076 and $128,407 to Messrs. Roberts, Campbell,
McArdle and Selby, respectively.

EXECUTIVE DEFERRAL PROGRAM

     The Bank also maintains an executive deferral program for the benefit of certain senior executives, including those named in the summary compensation table. The program allows an additional opportunity for key executives to defer a portion of their income into a non-qualified deferral program to supplement their retirement earnings. For each participant other than Mr. Roberts, the Bank matches $.50 for every dollar deferred, up to a specified amount, providing for a benefit equal to 10% of the participant's anticipated salary at retirement age. The Bank's 1999 matching contributions for Messrs. Campbell, McArdle and Selby and earnings for 1999, at a rate of 10%, on funds in the program held for Messrs. Roberts, Campbell, McArdle and Selby are shown in footnote (3) to the summary compensation table.

EMPLOYMENT AGREEMENTS

     Effective January 1, 2000, the Bank entered into three-year employment agreements with Messrs. Roberts and McArdle. The employment agreements provide for minimum base salaries of $258,000 and $110,000, respectively, and for equitable participation by the executives in discretionary bonuses awarded to executive employees and in the Bank's other employee benefit plans. Each agreement provides that the executive's employment may be terminated by the Bank or by the executive at any time, and also provides for termination upon the occurrence of certain events specified by federal regulations. If, other than in connection with or within 12 months after a change in control of the Company or the Bank, the executive's employment is terminated by the Bank without cause or by the executive following a material reduction of his duties and responsibilities, the Bank will be required to pay to the executive his then current salary and continue to provide to the executive his employee benefits for the remaining term of the agreement.

     Each employment agreement provides for a lump sum severance payment and continuation of health benefits for the remaining term of the agreement if, in connection with or within 12 months after a change in control of the Company or the Bank, the executive's employment is terminated by the Bank without cause or by the executive following a material reduction of his duties and responsibilities. The maximum value of the change in control severance payment under each employment agreement is 2.99 times the executive's average annual W-2 compensation during the five calendar year period prior to the effective date of the change in control (base amount). Assuming that a change in control had occurred, Messrs. Roberts and McArdle would be entitled to severance payments of approximately $747,720 and $320,314, respectively. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are conditioned upon a change in control. Individuals receiving parachute payments in excess of three times their base amount are subject to a 20% excise tax on the amount of the excess payments. If excess parachute payments are made, the Company and the Bank would not be entitled to deduct the amount of the excess payments. Each employment agreement provides that severance and other payments that are subject to a change in control will be reduced as much as necessary to ensure that no amounts payable to the executive will be considered excess parachute payments.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Roberts, a director and President and Chief Executive Officer of the Company and the Bank, served on the Finance Committee of the Bank's Board of Directors during 1999.

     Director Hughes is a partner in the law firm of Beasley & Gilkison L.L.P. The firm receives a retainer fee to serve as general counsel to the Bank on real estate and litigation matters. Mr. Hughes' firm received approximately $74,810 for professional services rendered to the Bank during the year ended December 31, 1999.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Finance Committee of the Bank's Board of Directors has furnished the following report on executive compensation:

     The Bank's executive compensation program is established and approved by the Bank's Board of Directors, acting in its capacity as Finance Committee. With the executive compensation program's two principal components, base salary and annual incentive bonus, the Bank seeks to attract, motivate and retain talented and dedicated executives, orient its executives toward the achievement of business goals, and link the compensation of its executives to the Company's success.

Base Salary
-----------

     A base salary is established for each executive to reflect the potential contribution of the executive to the achievement of the Bank's business objectives and to be competitive with base salaries paid by other institutions. In determining salaries for fiscal 1999, the committee reviewed several independent surveys, including the America's Community Bankers Salary Survey, the Bank Administration Institute Cash Compensation Survey and the Sheshunoff Executive Compensation Survey. This review enabled the committee to compare the Bank's compensation with that of other financial institutions of similar size. The committee also is cognizant of the salaries paid by other non-financial institution companies in the Bank's market area with which it believes the Bank competes for executives.

     Through its Merit Increase Planning Guide, the Bank increases salaries based upon competitive market needs and the Bank's past and expected performance.

Annual Incentive Bonus
----------------------

     All officers of the Bank, including the executive officers named in the summary compensation table, are eligible to participate in bonuses awarded at the discretion of the Bank's Board of Directors. Bonuses for 1999 awarded to Messrs. Roberts, Campbell, McArdle and Selby are set forth in the summary compensation table. Bonus amounts are based on a calculation of increased earnings over an expected minimum level of performance. Performance is measured by key performance indicators which represent the achievement of growth, profit, quality and productivity objectives.

Chief Executive Officer
-----------------------

     R. Donn Roberts has served as the Chief Executive Officer of the Bank since 1985. His base salary and bonus are established annually based on the information discussed above. Specific corporate performance goals have not been used by the committee in determining Mr. Roberts' base salary. Mr. Roberts' base salary for 1999 was increased by $18,000 from his salary for 1998, and he received an annual bonus for 1999 of $67,459. Factors considered in raising Mr. Roberts' base salary and the award of his 1999 bonus included his continuing leadership and contribution to corporate direction, management of change, including the Bank's mutual-to-stock conversion, in a highly competitive banking environment, control of expenses, management of operations and the overall performance of the Bank. Although Mr. Roberts is a member of the Finance Committee, he does not participate in and is not present for discussions regarding his own compensation.

     The foregoing report is furnished by the Finance Committee of the Bank's Board of Directors.

Edward J. Dobrow (Chairman)
Linn A. Crull
Wilbur R. Davis
William V. Hughes
R. Donn Roberts
James D. Rosema
Julie A. Skinner

LOANS AND OTHER TRANSACTIONS WITH OFFICERS AND DIRECTORS

     The Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those of comparable transactions with non-insiders prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to all directors and executive officers and their associates totaled approximately $566,000 at December 31, 1999, which was approximately
 .58% of the Company's consolidated stockholders' equity at that date. All loans to directors and executive officers were performing in accordance with their terms at December 31, 1999.

STOCK PERFORMANCE GRAPH

     Because the Company's common stock began trading on December 29, 1999, a graph measuring the performance of the common stock through December 31, 1999 would not be meaningful and is therefore not provided in this proxy statement.

                             PROPOSAL 2 -- AUDITORS

     The Board of Directors has renewed the Company's arrangement for Olive LLP to be its independent auditors for the fiscal year ending December 31, 2000, subject to the ratification of the appointment by stockholders at the annual meeting. A representative of Olive LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF OLIVE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.


                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.


                             ADDITIONAL INFORMATION

PROXY SOLICITATION COSTS

     The Company will pay the costs of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     If you intend to present a stockholder proposal at the next year's annual meeting, your proposal must be received by the Company at its executive offices, located at 110 E. Charles Street, Muncie, Indiana 47305-2400, no later than November 24, 2000 to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Company's articles of incorporation and bylaws and Maryland law.

     To be considered for presentation at the 2001 annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, stockholder proposals must be received by the Company no later than January 26, 2001 and no earlier than December 27, 2000. If, however, the date of the next annual meeting is before March 27, 2001 or after June 25, 2001, proposals must instead be received by the Company no earlier than the 120th day prior to the date of the next annual meeting and no later than the 90th day before the meeting or the tenth day after the day on which notice of the date of the meeting is mailed or public announcement of the date of the meeting is first made. If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at that meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the meeting.

                               MFS FINANCIAL, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the Board of Directors of MFS Financial, Inc., a Maryland corporation (the "Company"), with full powers of substitution, to act as attorney and proxy for the undersigned, to vote, as designated below, all of the shares of the common stock of the Company that the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders of the Company, to be held on April 26, 2000, at 3:00 p.m. (local time) at the Company's main office, located at 110 E. Charles Street, Muncie, Indiana, with respect to the following matters:

         Proposal 1.      Election of three director nominees: Messrs. William
                          V. Hughes, R. Donn Roberts and James D. Rosema;

         Proposal 2.      Appointment of Olive LLP as the independent auditors
                          of the Company for the fiscal year ending December 31, 2000; and

such other matters as may properly come before the meeting or any adjournment or postponement thereof.

     The Board of Directors recommends a vote FOR all nominees named in Proposal 1 and FOR Proposal 2. Please mark your votes as in this example. |X|

         1.       William V. Hughes        |_| FOR      |_| WITHHOLD AUTHORITY
                  R. Donn Roberts          |_| FOR      |_| WITHHOLD AUTHORITY
                  James D. Rosema          |_| FOR      |_| WITHHOLD AUTHORITY

         2. To ratify the appointment of Olive LLP as the independent auditors of the Company for the fiscal year ending December 31, 2000.

                |_| FOR                   |_| AGAINST               |_| ABSTAIN

     In its discretion, the Board of Directors, as proxy, is authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other matters to come before the meeting.

                                    This proxy will be voted as directed. If no instructions are specified, this proxy will be voted FOR all nominees named in Proposal 1 and FOR Proposal 2.

                                    Dated: __________________________, 2000

                                    --------------------------------------------
                                              Stockholder sign here

                                    --------------------------------------------
                                                Co-Owner sign here

                                    NOTE:   Please  sign  exactly  as  the  name
                                    appears on this card.  When  shares are held
                                    by joint  tenants,  both should  sign.  When
                                    signing     as      attorney,      executor,
                                    administrator,  trustee or guardian,  please
                                    give full title as such.  If a  corporation,
                                    please  sign  in  full   corporate  name  by
                                    president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.